THE ALGER INSTITUTIONAL FUNDS
Alger Mid Cap Growth Institutional Fund
(the “Fund”)
Supplement dated May 20, 2026 to the
Prospectus of the Fund
dated February 27, 2026
Effective immediately, the following changes are made to the Fund’s Prospectus:
The section of the Fund’s Class Z‑2 Prospectus entitled “Summary Sections—Alger Mid Cap Growth Institutional Fund—Fund Fees and Expenses” is deleted in its entirety and replaced with the following:
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)
Class Z-2
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class Z-2
Advisory Fees*	0.76%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses	0.30%

Total Annual Fund Operating Expenses	1.06%
Expense Reimbursement **	(0.27)%

Net Annual Fund Operating Expenses	0.79%

*
The Fund and Fred Alger Management, LLC (the “Manager”) have adopted fee breakpoints for the Fund. The advisory fee for assets up to $1 billion is .76%, and for assets in excess of $1 billion is .70%. The actual rate paid as a percentage of average daily net assets for the year ended October 31, 2025 was 0.76%.

**
The Manager has contractually agreed to waive fees or to reimburse Fund expenses (excluding custody fees, acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage expenses, fees in connection with the ReFlow Fund, LLC liquidity program, extraordinary expenses, and certain proxy expenses, to the extent applicable (collectively, “Excluded Expenses”)) through October 31, 2027 to the extent necessary to limit Other Expenses and any other applicable share class-specific expenses of the Class Z‑2 Shares of the Fund to .01% of the class’s average daily net assets. Excluded Expenses not subject to waiver and/or reimbursement totaled .02% for the period. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Advisory Agreement. The Manager may recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.

The section of the Fund’s Class Z‑2 Prospectus entitled “Summary Sections—Alger Mid Cap Growth Institutional Fund—Example” is deleted in its entirety and replaced with the following:
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example also assumes that the contractual fee waiver and/or expense reimbursement is only in effect through October 31, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z‑2	$81	$292	$541	$1,254

The table in the section of the Fund’s Class Z‑2 Prospectus entitled “Hypothetical Investment and Expense Information” is deleted in its entirety with respect to Class Z‑2 of the Fund only and replaced with the following:
Alger Mid Cap Growth Institutional Fund

Class Z‑2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	0.79%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	4.21%	8.50%	12.78%	17.22%	21.84%	26.64%	31.63%	36.82%	42.21%	47.81%
End Investment Balance	$10,421	$10,850	$11,278	$11,722	$12,184	$12,664	$13,163	$13,682	$14,221	$14,781
Annual Expense	$81	$94	$117	$122	$127	$132	$137	$142	$148	$154
Shareholders should retain this supplement for future reference.